UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 17, 2008

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-31989                   54-1987541
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(State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
of incorporation)                                        Identification No.)


                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Effective September 17, 2008, Donald R. Keough resigned from the Board of Directors of Convera Corporation.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            CONVERA CORPORATION



                             By:    /s/ Matthew G. Jones
                                    --------------------------------------------
                                    Matthew G. Jones
                                    Chief Financial Officer


Date:  September 19, 2008